EXHIBIT 10.1
                                                               ------------


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT
                      -----------------------------------



      THIS  AMENDMENT NO. 1 TO CREDIT  AGREEMENT  (this  "Amendment  No. 1") is
      --------------------------------------------
made and entered into  effective as of the 20th day of December,  2001,  by and among ANN TAYLOR,  INC., a Delaware corporation  ("Borrower"),  THE UNDERSIGNED
      -----------------                                         ---------------
GUARANTORS,  and BANK OF AMERICA,  N.A., a national banking  association in its
----------       ----------------------
capacity  as  administrative  agent  (in  such  capacity,  the  "Administrative

Agent"),  for each of the lenders (the "Lenders") now or hereafter party to the

Credit Agreement referenced below.




                             W I T N E S S E T H:
                             --------------------


      WHEREAS, the Borrower,  the Lenders, the issuing banks named therein, the
      -------
syndication  agents named therein,  and the  Administrative  Agent have entered into an Amended and Restated  Credit  Agreement  dated as of April 30, 2001 (as hereby  amended  and as  from  time  to  time  further  amended,  supplemented,

modified,  replaced,  or restated,  the "Credit Agreement"),  pursuant to which the  Lenders  agreed to make  certain  revolving  credit  and  letter of credit facilities available to the Borrower; and



      WHEREAS,  each  of the  undersigned  Subsidiaries  of the  Borrower  is a
      -------
Guarantor and has  materially  benefited and will  materially  benefit from the

Loans  made and to be made and the  Letters  of Credit  issued and to be issued under the Credit Agreement; and



      WHEREAS,  the Borrower has requested that the Credit Agreement be amended
      -------
as set forth herein and the  Requisite  Lenders are willing to amend the Credit

Agreement as set forth herein; and




      WHEREAS,  the undersigned  Subsidiaries  consent to the amendments to the
      -------
Credit Agreement as set forth herein;



      NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and  the
      ---------------
fulfillment  of the  conditions  set forth herein,  and intending to be legally bound, the parties hereto do hereby agree as follows:



      1.   Definitions.   The term  "Credit  Agreement"  as used  herein and in
           -----------
the Loan  Documents  shall  mean the Credit  Agreement  as hereby  amended  and modified.  Any  capitalized  terms used herein  without  definition  shall have the meaning set forth in the Credit Agreement.



      2.   Amendment  of Section 1.02 of the Credit  Agreement.  Subject to the
           ---------------------------------------------------
terms and  conditions  set forth herein,  Section 1.02 of the Credit  Agreement is hereby amended as set forth below:



           (a)  The  definition  of "Base Rate" is hereby  amended and restated

      in its entirety to read as follows:



           "Base  Rate" shall mean,  for any day a  fluctuating  rate per annum equal to the  higher of (a) the Federal  Funds Rate plus 1/2 of 1% and (b)

      the Prime Rate for such day;  provided,  however,  that if on any date of
                                    ---------  -------
      calculation  the  Leverage  Ratio  as  reflected  on  the  most  recently delivered  Compliance  Certificate  is greater than 3.25 to 1.00 but less


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


      than  3.75 to 1.00,  then a  premium  of .25%  shall be added to the Base

      Rate and provided,  further,  that if such Leverage Ratio as so reflected
               --------   -------
      on such  Compliance  Certificate  is greater than 3.75 to 1.00, a premium of .50%  shall be added to the Base  Rate.  Any  change  in the Base Rate due to a change in the Prime  Rate or the  Federal  Funds  Rate  shall be effective  at the opening of business on the day  specified in the public announcement of such change.



           (b)  The  definition of "EBITDAR" is hereby  amended and restated in its entirety to read as follows:



           "EBITDAR"  shall mean,  for any  period,  the sum of the amounts for such  period,  of (a) Net  Income,  plus (b) to the  extent Net Income is reduced  thereby (i) all  charges for  amortization  of  intangibles  and depreciation,  (ii)  Interest  Expense,  (iii) income tax  expense,  (iv)

      certain  charges for  non-recurring  items to be taken  during the fourth fiscal  quarter of Fiscal Year 2001 in an aggregate  amount not exceeding

      $17,000,000,  and (v) without  duplication,  extraordinary losses (net of tax benefits) as shown on the consolidated  income statement of ATSC, the

      Borrower and its Restricted Subsidiaries,  plus (c) Rental Expense, minus

      (d)  extraordinary  gains,  including gains realized from the disposition of assets in connection with  discontinued  operations (net of taxes), as shown on the consolidated  income statement of ATSC, the Borrower and its

      Restricted Subsidiaries.



           (c)  The  definition  of "EBITR" is hereby  amended and  restated in its entirety to read as follows:



           "EBITR" shall mean, for any period,  the sum of the amounts for such period,  of (a) Net Income,  plus (b) to the extent Net Income is reduced thereby (i)  Interest  Expense,  (ii) income tax expense,  (iii)  certain charges  for  non-recurring  items to be taken  during the fourth  fiscal quarter  of  Fiscal  Year  2001  in an  aggregate  amount  not  exceeding

      $17,000,000,  and (iv) without duplication,  extraordinary losses (net of tax benefits) as shown on the consolidated  income statement of ATSC, the

      Borrower and its Restricted Subsidiaries,  plus (c) Rental Expense, minus

      (d)  extraordinary  gains,  including gains realized from the disposition of assets in connection with  discontinued  operations (net of taxes), as shown on the consolidated  income statement of ATSC, the Borrower and its

      Restricted Subsidiaries.



           (d)  The  definition  of  "Eurodollar  Rate" is hereby  amended  and restated in its entirety to read as follows:



           "Eurodollar  Rate" means,  for any  Interest  Period with respect to

      any   Eurodollar   Rate  Loan,  a  rate  per  annum   determined  by  the

      Administrative Agent pursuant to the following formula:



           Eurodollar Rate =           Eurodollar Base Rate
                              -----------------------------------------
                               1.00 - Eurodollar Reserve Percentage

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


           ; provided,  however,  that  if on  any  date  of  calculation  the
             ---------  -------
      Leverage  Ratio as reflected on the most  recently  delivered  Compliance

      Certificate  is  greater  than  3.25 to 1.00 but less  than 3.75 to 1.00,

      then a  premium  of .25%  shall  be  added  to the  Eurodollar  Rate  and provided,  further,  that if such Leverage  Ratio as so reflected on such
      ---------  -------
      Compliance  Certificate  is greater  than 3.75 to 1.00, a premium of .50%

      shall be added to the Eurodollar Rate.



           (e)  A new  definition  of  "Leverage  Ratio"  is  hereby  added  in appropriate alphabetical order to read as follows:



                "Leverage Ratio" means, as of the date of computation  thereof,

           the  ratio  of (a) the sum of (i)  Funded  Debt as of the end of the

           four  consecutive  fiscal quarter period ending on (or most recently ended  prior  to) such  date plus  (ii) the  product  of (A)  Rental

           Expense  for  such  period  times  (B) six to (b)  EBITDAR  for such period.



      3.   Amendment  of Section 2.03 of the Credit  Agreement.  Subject to the
           ---------------------------------------------------
terms and  conditions set forth herein,  subsection  (b)(ii) of Section 2.03 of the Credit  Agreement  is hereby  amended to add the  following  proviso to the end thereof:



      ";  provided,  however,  that in the  event  that the  Leverage  Ratio as
          ---------  -------
      reflected  on the  most  recently  delivered  Compliance  Certificate  is greater  than 3.25 to 1.00 but less than 3.75 to 1.00,  then a premium of

      .125% shall be added to the  Commitment Fee and provided,  further,  that
                                                      ---------  -------
      if such Leverage Ratio as so reflected on such Compliance  Certificate is greater  than  3.75 to  1.00,  a  premium  of .25%  shall be added to the

      Commitment Fee."



      4.   Amendment of Section  3.08(a) of the Credit  Agreement.  (a) Subject
           ------------------------------------------------------
to the terms  and  conditions  set  forth  herein,  Section  3.08(a)(i)  of the

Credit  Agreement is hereby amended to add the following  proviso to the end of the first paragraph thereof:



      "; provided,  however,  that if on any date of  calculation  the Leverage
         ---------  -------
      Ratio as reflected on the most recently delivered Compliance  Certificate is greater  than 3.25 to 1.00 but less than 3.75 to 1.00,  then a premium of .25% shall be added to the  Standby  Letter of Credit  Fee  referenced above and provided,  further, that if such Leverage Ratio as so reflected
                --------   -------
      on such  Compliance  Certificate  is greater than 3.75 to 1.00, a premium of .50% shall be added to the  Standby  Letter of Credit  Fee  referenced above."



      (b)  Subject  to the  terms and  conditions  set  forth  herein,  Section

3.08(a)(ii)  of the Credit  Agreement  is hereby  amended to add the  following proviso to the end of the first paragraph thereof:



      "; provided,  however,  that if on any date of  calculation  the Leverage
         --------   -------
      Ratio as reflected on the most recently delivered Compliance  Certificate is greater  than 3.25 to 1.00 but less than 3.75 to 1.00,  then a premium of  .125%  shall  be  added  to  the  Commercial  Letter  of  Credit  Fee referenced  above and provided,  further,  that if such Leverage Ratio as
                            ---------  -------
      so  reflected  on such  Compliance  Certificate  is greater  than 3.75 to

      1.00,  a  premium  of .25%  shall be added to the  Commercial  Letter  of

      Credit Fee referenced above."

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


      5.   Amendment  of Section 8.05 of the Credit  Agreement.  Subject to the
           ---------------------------------------------------
terms and  conditions  set forth herein,  Section 8.05 of the Credit  Agreement is hereby  amended to add the  following  clause  (C) to the end of  subsection

(d) thereof:



           "and  (C)  on  a  pro  forma  basis  after  giving  effect  to  such

Restricted  Payment,  as evidenced in a certificate  of a Responsible  Officer,

the Leverage Ratio for the four  consecutive  fiscal  quarters  ending with the fiscal  quarter  in which  such  Restricted  Payment  is to be made  shall  not exceed 3.00 to 1.00;



      6.   Amendment  of Section 9.02 of the Credit  Agreement.  Subject to the
           ---------------------------------------------------
terms and  conditions  set forth herein,  Section 9.02 of the Credit  Agreement is hereby amended and restated in its entirety to read as follows:



           9.02.  Leverage Ratio.  As  of  the  end  of  each  period  of  four
                  ---------------
      consecutive  fiscal  quarters  ending with the applicable  fiscal quarter set forth  below,  the Borrower  shall not permit the Leverage  Ratio for such period to be greater than the ratio set forth  opposite  such fiscal quarter:



           Ending Quarter                          Maximum Ratio
           --------------                          --------------
      3rd  Quarter, Fiscal Year 2001                3.50 to 1.00
      4th  Quarter, Fiscal Year 2001                4.00 to 1.00
      1st  Quarter, Fiscal Year 2002                4.00 to 1.00
      2nd  Quarter, Fiscal Year 2002                4.00 to 1.00
      3rd  Quarter, Fiscal Year 2002                4.00 to 1.00
      4th  Quarter, Fiscal Year 2002                4.00 to 1.00
      1st  Quarter, Fiscal Year 2003                3.75 to 1.00
      2nd  Quarter, Fiscal Year 2003                3.75 to 1.00
      3rd  Quarter, Fiscal Year 2003                3.75 to 1.00
      4th  Quarter, Fiscal Year 2003
            and each fiscal quarter thereafter      3.50 to 1.00



      7.   Amendment  of Section 9.03 of the Credit  Agreement.  Subject to the
           ---------------------------------------------------
terms and  conditions  set forth herein,  Section 9.03 of the Credit  Agreement is hereby amended and restated in its entirety to read as follows:



           9.03. Minimum Fixed Charge Coverage  Ratio.  The Borrower  shall not
                 ------------------------------------
      permit the Fixed Charge  Coverage Ratio, as determined for and at the end of each  period  of four  consecutive  fiscal  quarters  ending  with the applicable  fiscal quarter set forth below, to be less than the ratio set forth opposite such fiscal quarter:



           Ending Quarter                          Minimum Ratio
           ---------------                         --------------
      3rd  Quarter, Fiscal Year 2001                1.15 to 1.00
      4th  Quarter, Fiscal Year 2001                1.10 to 1.00
      1st  Quarter, Fiscal Year 2002                1.10 to 1.00
      2nd  Quarter, Fiscal Year 2002                1.20 to 1.00
      3rd  Quarter, Fiscal Year 2002                1.20 to 1.00

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


      4th  Quarter, Fiscal Year 2002                    1.20 to 1.00
      1st  Quarter, Fiscal Year 2003                    1.35 to 1.00
      2nd  Quarter, Fiscal Year 2003                    1.35 to 1.00
      3rd  Quarter, Fiscal Year 2003                    1.35 to 1.00
      4th  Quarter, Fiscal Year 2003
        and each fiscal quarter thereafter              1.50 to 1.00



      8.    Amendment of Exhibit  6.01(d)(i) of the Credit  Agreement.  Subject
            ---------------------------------------------------------
to the terms and conditions hereof,  Exhibit  6.01(d)(i)of the Credit Agreement is hereby  amended  and  restated  in its  entirety in the form of Exhibit A to this Amendment No. 1.



      9.   Representations   and   Warranties.   In   order   to   induce   the
           ----------------------------------
Administrative  Agent and the Lenders to enter into this  Amendment  No. 1, the

Borrower  represents and warrants to the  Administrative  Agent and the Lenders as follows:



           (a)  Except as previously  disclosed in writing to the Lenders or as consented to and waived herein, the  representations  and warranties made by the  Borrower  in  Article  V of the  Credit  Agreement  are  true and correct  on  and  as of  the  date  hereof,  except  that  the  financial statements  referred to in Section 5.01(f) (solely for the purpose of the
                                 ---------------
      representation  and warranty  contained  in such Section  5.01(f) but not
                                                       ----------------
      for the purpose of any cross  reference to such Section 5.01(f) or to the
                                                      ---------------
      financial  statements  described therein contained in any other provision of Section 5.01 or  elsewhere in Article V) shall be those most  recently
         ------------                  ---------
      furnished to each Lender pursuant to Section 6.01;
                                           ------------


           (b)  There has been no  material  adverse  change in the  condition,

      financial  or  otherwise,  of  the  Borrower,  ATSC  and  its  Restricted

      Subsidiaries,  taken  as a  whole,  since  the  date of the  most  recent financial  reports of the Borrower received by the  Administrative  Agent and each Lender under Section 6.01 of the Credit Agreement;
                            ------------


           (c)  The  business  and  properties  of the  Borrower,  ATSC and its

      Restricted  Subsidiaries,  taken as a whole,  are not, and since the most recent  financial  report  of  the  Borrower,  ATSC  and  its  Restricted

      Subsidiaries  received by the Administrative  Agent and the Lenders under

      Section  6.01  of  the  Credit  Agreement,   have  not  been,  materially
      -------------
      adversely  affected  in any  substantial  way as the  result of any fire,

      explosion,   earthquake,   accident,  strike,  lockout,   combination  of

      workers,  flood,  embargo,  riot, activities of armed forces, war or acts of God or  the  public  enemy,  or  cancellation  or  loss  of any  major contracts; and



           (d)  No event has occurred and is continuing which constitutes,  and no  condition  exists  which  upon the  consummation  of the  transaction contemplated  hereby would  constitute,  a Default or an Event of Default under the Credit  Agreement  as amended  hereby which has not been waived and consented to hereby.



      10.  Entire  Agreement.  This  Amendment  No.  1 sets  forth  the  entire
           -----------------
understanding  and  agreement of the parties  hereto in relation to the subject matter hereof and supersedes any prior  negotiations  and agreements  among the

parties   relative   to   such   subject   matter.   No   promise,   condition,

representation  or  warranty,  express or  implied,  not herein set forth shall bind any party  hereto,  and not one of them has  relied  on any such  promise,

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


condition,   representation   or   warranty.   Each  of  the   parties   hereto

acknowledges  that,  except  as in this  Amendment  No. 1  otherwise  expressly stated,  no  representations,  warranties or  commitments,  express or implied,

have been made by any party to the other.  None of the terms or  conditions  of this  Amendment No. 1 may be changed,  modified,  waived or canceled  orally or otherwise, except as provided in the Credit Agreement.



      11.  Full Force and Effect of  Agreement.  Except as hereby  specifically
           ------------------------------------
amended,  modified, waived or supplemented,  the Credit Agreement and all other

Loan  Documents  are hereby  confirmed  and  ratified in all respects and shall remain in full force and effect according to their respective terms.




      12.  Conditions  Precedent.  The  effectiveness  of this  Amendment No. 1
           ----------------------
shall be subject to the conditions precedent that:



           (a)  the Administrative  Agent shall have received twelve (12) fully executed originals of this Amendment No. 1;




           (b)  the Administrative  Agent and the Lenders shall have received a

      Borrowing Base Certificate dated as of November 30, 2001; and



           (c)  the Borrower  shall have paid to the  Administrative  Agent for the benefit of each Lender that  approves and consents to this  Amendment

      No. 1 an amendment fee equal to .25% of such Lender's Commitment.



      13.  Counterparts.  This  Amendment  No. 1 may be  executed in any number
           ------------
of  counterparts,  each of which  shall be deemed an  original  as against  any party  whose  signature  appears  thereon,  and  all of  which  shall  together constitute one and the same instrument.



      14.  Governing  Law.  This  Amendment  No.  1 shall  in all  respects  be
           --------------
governed by the laws and judicial decisions of the State of New York.




      15.  Enforceability.  Should  any one or more of the  provisions  of this
           --------------
Amendment  No. 1 be  determined  to be  illegal or  unenforceable  as to one or more of the parties  hereto,  all other  provisions  nevertheless  shall remain effective and binding on the parties hereto.



      16.  Successors  and Assigns.  This Amendment No. 1 shall be binding upon
           -----------------------
and  inure  to the  benefit  of  each  of the  Borrower,  the  Lenders  and the

Administrative  Agent  and  their  respective  successors,  assigns  and  legal representatives;  provided,  however,  that the  Borrower,  without  the  prior
                  --------
consent  of all the  Lenders,  may not  assign any  rights,  powers,  duties or obligations hereunder.



      17.  Consent of  Guarantors.  Each of the Guarantors by its execution and
           -----------------------
delivery  hereof  (i)  consents  and  agrees  to the  amendments  to  the  Loan

Documents  set forth herein and (ii)  reaffirms  its  obligations  set forth in the ATSC Guaranty or the Subsidiary  Guaranty,  as  applicable,  and each other

Loan Document to which it is a party.



                           [Signature pages follow]

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





      IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment No. 1
      -------------------
to be duly executed by their duly  authorized  officers,  all as of the day and year first above written.



                          ANNTAYLOR, INC., AS BORROWER
                          ---------------
                          By:       /s/ James Smith
                               ------------------------
                          Name:     James M. Smith

                          Title: Senior Vice President-Chief Financial Officer




                          ANNTAYLOR DISTRIBUTION SERVICES, INC.
                          -------------------------------------
                          ANNTAYLOR RETAIL, INC.
                          ----------------------
                          ANNCO, INC.
                          -----------

                          By:       /s/ James Smith
                                -----------------------------------
                          Name:          James M. Smith
                                -----------------------------------
                          Title:     Senior Vice President
                                 -----------------------------------



                          ANNTAYLOR STORES CORPORATION
                          -------------------------------------
                          By:       /s/ James Smith
                                ----------------------------------
                          Name:          James M. Smith
                                ----------------------------------
                          Title:          Senior Vice President
                                ----------------------------------




                             Signature Page 1 of 3
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


                          BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT
                          ---------------------
                          By:    /s/ T. H. Spanos
                                 ----------------------------
                          Name:  Timothy H. Spanos

                          Title:  Managing Director




                          BANK OF AMERICA, N.A., AS A LENDER
                          ---------------------
                          By:    /s/ T. H. Spanos
                                 ----------------------------
                          Name:  Timothy H. Spanos

                          Title:  Managing Director




                          JPMORGAN CHASE BANK
                          --------------------
                          (FORMERLY KNOWN AS THE CHASE MANHATTAN BANK)

                          By:  /s/ Joseph F. Abruzzo
                               ----------------------------
                          Name:    Joseph  F. Abruzzo

                          Title:   Senior Vice President





                          FIRST UNION NATIONAL BANK
                          --------------------------
                          By:  /s/ Susan T. Vitale
                               ---------------------
                          Name:    Susan T. Vitale

                          Title:    Assistant Vice President




                          FLEET NATIONAL BANK
                          --------------------
                          By:  /s/ Thomas J. Bullard
                               ----------------------
                          Name:     Thomas J. Bullard

                          Title:    Director




                          THE CIT GROUP/BUSINESS CREDIT, INC.
                          -----------------------------------
                          By:  /s/ Steven Schuit
                               -----------------
                          Name:    Steven Schuit

                          Title:    Vice President




Signature Page 2 of 3
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


                          FIRSTAR BANK, N.A.
                          --------------------
                          By:  /s/ Thomas L. Bayer

                          Name:    Thomas L. Bayer

                          Title:    Vice President




                          TRANSAMERICA BUSINESS CAPITAL
                          -----------------------------
                          CORPORATION
                          -----------
                          By:  /s/ Stephen Goetschius
                               ----------------------
                          Name:    Stephen Goetschius

                          Title:   Senior Vice President




                          BANK LEUMI USA
                          ---------------
                          By:  /s/ John Koenigsberg
                               --------------------
                          Name:    John Koenigsberg

                          Title:   First Vice President




                          By:  /s/ Phyllis Rosenfeld
                               -----------------------
                          Name:    Phyllis Rosenfeld

                          Title:   Vice President






                          FIFTH THIRD BANK
                          ------------------
                          By:  /s/ Ann Pierson
                               ----------------
                          Name:    Ann Pierson

                          Title:   Corporate Banking Officer





                             Signature Page 3 of 3